                              EMPLOYMENT AGREEMENT
                              --------------------


                THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into by and between UNI-CARE HEALTH SERVICES, INC., a New Hampshire corporation (the "Company"), and LEON PARKER, an individual and pharmacist licensed in the State of New Hampshire ("Employee") .

                                   RECITALS:
                                   --------

                A. The Company and Employee desire to enter into an agreement to provide for the employment of Employee by the Company and for a prohibition on his disclosing confidential information of, competing against or otherwise interfering with the Company.

                In consideration of and in reliance upon the covenants, obligations and agreements herein contained, the Company and Employee hereby agree as follows:

                1. EMPLOYMENT. The Company hereby offers, and Employee hereby accepts, employment as Site Manager with the responsibilities and powers customarily associated with such position under the general direction of the management of NCS HealthCare Services, Inc. ("NCS"). Employee shall also perform such other duties as the management of NCS may from time to time reasonably request.

                2. PERFORMANCE. During the term of this Agreement, Employee covenants and agrees to devote his full time, energy and best efforts to the furtherance of the business of the Company. Employee covenants that he will not engage in any activity which interferes with the performance of his duties hereunder and in any case will not provide personal services to any individual, firm or other business entity as an employee, advisor or otherwise without the prior written consent of the management of NCS.

                3. TERM. The employment period under this Agreement shall commence upon the date of this Agreement by the parties and continue for five
(5) years.

                4. TERMINATION. Notwithstanding anything to the contrary in this Agreement, the Company may terminate Employee's employment as follows:

                         (a) At the option of and upon 30 days' advance written notice from the Company if Employee shall become disabled, which, for purposes of this Agreement, shall be deemed to have occurred if Employee suffers from any disability or impairment of health which continues for at least 90 days and which in the good faith opinion of the Company's management renders the Employee unable to perform his duties on an active full-time basis.

                         (b) As of the end of the month in which Employee dies.

                         (c) At the option of and by written notice from the Company for any of the following: wilful misconduct, gross negligence, gross neglect of duties, or wilful refusal to carry out the duties and responsibilities set forth herein, including failure to observe the direction of the management of NCS, repeated absenteeism, drug use or excessive alcohol consumption on the part of Employee or breach by Employee of any of his obligations under this Agreement or his fiduciary duties to the Company, or public conduct which in any manner offends against decency or morality; provided, that in any such instance under this subparagraph (c), the Company may terminate Employee's employment only if, after having received written notice of said conduct or breach, Employee does not remedy the same to the Company's satisfaction within twenty-one (21) days of receipt of said written notice.

                         (d) Immediately and without prior notice upon the occurrence of any of the following: Employee's professional pharmacy license is revoked, suspended or surrendered, conviction of or plea by Employee upon any felony charge, major misdemeanor or offense involving moral turpitude, or misappropriation, embezzlement, or theft of the Company's assets or property by Employee.

        Termination of this Agreement pursuant to the foregoing provisions shall not prejudice any other remedy to which the Company or Employee may be entitled either at law, in equity or under the terms of this Agreement.

        5. BASE SALARY; BONUS. In consideration of the services to be performed by Employee hereunder, Employee shall be paid a base salary of Ninety Thousand Dollars ($90,000.00) per calendar year, payable in accordance with the Company's standard payroll practices. Such salary shall be reviewed annually and be subject to such periodic increases as determined from time to time by the management of NCS. In addition, Employee shall be entitled to a cash bonus based upon the earnings of the Company's New Hampshire operations before interest, taxes and amortization (EBIT-A), payable annually, as set forth on Exhibit "A" and incorporated herein by reference. Such bonus structure shall be reviewed annually and be subject to such periodic adjustments as determined from time to time by the management of NCS. Additional incentives, including stock options may be established after 12 months at the sole discretion of the Company as Employee's assigned responsibilities require them.

        6. BENEFITS. The Company shall provide Employee with substantially the same benefits as are generally provided other site managers of NCS. Employee shall also be entitled to participate in NCS-sponsored non-qualified or qualified pension, profit-sharing or similar retirement plans upon attaining eligibility for participation in such plan(s).

        7. BUSINESS EXPENSES. The Company shall at regular intervals reimburse Employee for all reasonable business expenses incurred and paid by Employee in connection with his employment which are substantiated by adequate written documentation as required by the

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
Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and the guidelines and practices established from time to time by the Company.

                8. VACATION AND HOLIDAYS. Employee shall be entitled to three (3) weeks paid vacation per calendar year, which vacation must be approved in advance by the management of NCS. In addition, Employee shall be entitled to such holidays as the Company may approve.

                9. NON-DISCLOSURE OF PROPRIETARY AND CONFIDENTIAL INFORMATION. Employee covenants that he shall not, at any time during the duration of this Agreement and at any time thereafter, whether or not in the employ of the Company, disclose, communicate or divulge to, or use for his personal benefit or for the benefit of, directly or indirectly, any person, firm, association, partnership or corporation other than the Company and its representatives, any private, confidential or proprietary information. For purposes of this Agreement, the terms "private," "confidential" and "proprietary" information mean and include any and all information relating to the terms and conditions of this Agreement and any and all information belonging to, used by, or which is in the possession of the Company relating to the Company's business, products, services, strategies, pricing, customers, representatives, suppliers, distributors, technology, programs, finances, costs, employee compensation, marketing plans, developmental plans, computer software (including all operating system and systems application software), inventions, developments or trade secrets, all to the extent such information is not intended by the Company to be disseminated to the public or to other participants in the Company's trade or business or is otherwise not generally known to competitors of the Company. Employee acknowledges that all of the private, confidential and proprietary information is and shall continue to be the exclusive proprietary property of the Company, whether or not prepared in whole or in part by Employee and whether or not disclosed to or entrusted to the custody of Employee. Employee further covenants that upon termination of his employment with the Company, Employee shall immediately turn over to the Company all originals and copies of correspondence, letters, papers, reports, disks, lists and each and every writing or record in the possession or control of Employee and pertaining to the business of the Company. Employee further agrees that the Company shall be entitled to all legal and equitable remedies for violation of this Section.

                Notwithstanding the foregoing, with respect to information, the terms "private," "confidential" and "proprietary" shall not include any of the following:

                         (a) Such information that was a part of the public domain prior to the date of this Agreement;

                         (b) Such information that became or becomes part of the public domain not due to some unauthorized act or omission of Employee; or

                         (c) Such information that is obtained from a third party who is lawfully in possession of the same and did not obtain it from the Company.

                Notwithstanding the foregoing, the Employee may disclose private, confidential or proprietary information as required by law or in the event of subpoena; provided, that Employee gives written notice to the Company prior to any proposed disclosure, if permitted by law.

                10.      RESTRICTIVE COVENANT; NON-SOLICITATION.

                         (a) Employee acknowledges and agrees that in the course of performing services for the Company he has and will become further acquainted with and has and will further learn about the affairs of the Company, its officers and employees, its services, products, business practices, financial condition, operations, programs, "know-how," procedures, customers, the needs and requirements of its customers, trade secrets and other private, confidential or proprietary information that the Company has or will acquire at its cost and expense, and has and will continue to develop business relationships with the Company's clients, potential clients and its suppliers. Therefore, as an essential ingredient in consideration of this Agreement, Employee hereby agrees that in addition to any other obligations or duties he owes to the Company, that until the seventh anniversary of this Agreement, Employee will not, without the express, written consent of the Company, directly or indirectly, whether as an individual, employee, sole proprietor, principal, owner, partner, shareholder (except as a holder of one percent (1%) or less of any class of outstanding securities listed on any national securities exchange or actively traded in an over-the-counter market), officer, director, trustee, administrator, manager, agent, consultant, independent contractor, formal or informal advisor or by or through the lending of any form of assistance:

                       (i) Engage in any business activities competitive with the Business of the Company (hereinafter defined), its successors and assigns; or

                       (ii) Offer or endeavor to offer any goods or services the Company provided or any goods or services substantially similar to those of the Company at the time of termination of Employee's employment with the Company (or its successors or assigns); or

                       (iii)    Within the states of New Hampshire,
                    Massachusetts, Maine, Vermont, Connecticut, New York Ohio, Pennsylvania, Indiana, Michigan, Illinois, Missouri, Wisconsin, Minnesota and Iowa offer or endeavor to offer any goods or services the Company provided or any goods or services substantially similar to those of the Company at the time of termination of Employee's employment with the Company (or its successors or assigns); or

                       (iv) Compete with the Company for the business of any customer or a potential customer of the Company with whom Employee had contact while employed by the Company that involves the same or substantially similar goods or services as those for which Employee was directly or indirectly responsible at the time of termination of Employee's employment with the Company (or its successors or assigns); or

                            (v)      Solicit, divert or take away or attempt
                    to solicit, divert or take away any business of the Company with anyone who is a customer of the Company at the time of the termination of Employee's employment with the Company (or its successors or assigns); or

                            (vi)     Solicit, take away, hire, employ or
                    attempt to solicit, take away, hire or employ any of the employees of the Company (or its successors or assigns).

                For purposes of this Agreement, the "Business of the Company" is defined to include, but is not limited to, (a) the sale of pharmaceuticals, pharmacy and medical devices, supplies and equipment, IV's and related products to nursing homes and/or other long-term care facilities, (b) the offering of laboratory, nutritional counseling and related services, and (c) the offering of home health services, including nursing care.

                (b) Nothing herein shall prohibit Employee, after termination of his employment, from offering his personal services as a retail, hospital or government pharmacist so long as he does not compete with the Business of the Company.

                (c) In the event the Company any terminates Employee for any reason prior to the fifth anniversary of this Agreement, the restrictions under of this Section 10 shall expire after the second anniversary of the effective date of Employee's termination.

                11. INJUNCTIVE RELIEF. Employee recognizes that a breach or threatened breach by Employee of this Agreement will cause irreparable injury to the Company that is inadequately compensable in damages and, as a result, the Company will not have an adequate remedy at law to redress such injury. Therefore, in the event Employee threatens to violate or violates any provision of this Agreement, Employee agrees that in addition to its other remedies, the Company shall be entitled to injunctive relief including, but not limited to, temporary restraining orders and/or preliminary or permanent injunctions to restrain or enjoin any violation or threatened violation of this Agreement.

                12. ENFORCEMENT AND SURVIVAL OF NON-PIRACY AND NON-COMPETE COVENANTS AND-NON-DISCLOSURE AND CONFIDENTIALITY PROVISIONS. The provisions of Sections 9, 10 and 11 and the other associated provisions of this Agreement shall survive the termination of this Agreement. Notwithstanding anything herein to the contrary, Employee understands and expressly consents and agrees that (a) a change in ownership of the Company could occur or (b) the Company may sell or otherwise transfer substantially all of its operating assets of its business to a third party and, as part of such sale, assign the Company's rights and obligations hereunder to such third party purchaser. In either such event, Employee acknowledges and agrees that the provisions regarding non-disclosure, non-piracy and non-competition contained herein shall be enforceable by such new owner(s) through the Company or a third party purchaser/assignee.

                13. NEW DEVELOPMENTS. Employee agrees that he will disclose promptly to the Company any and all improvements, inventions, developments, discoveries, innovations, systems, techniques, ideas, processes, programs and other things, whether patentable or unpatentable, that are made or conceived by him alone or with others, in whole or in part, during his employment and which were made or conceived in whole or in part with the Company's resources or during Company time and related to the Business of the Company (collectively referred to as "New Developments"). Employee further agrees that all New Developments shall be and remain the sole and exclusive property of the Company and that Employee shall, upon the request of the Company, and without further compensation, do lawful things reasonably necessary to ensure the Company's ownership of any New Development, including the execution of any necessary documents assigning and transferring to the Company all of Employee's right, title and interest in and to any New Development, and the execution of all necessary documents required to enable the Company to file and obtain patents to the United Sates and foreign countries on any New Development.

                14.      MISCELLANEOUS PARAGRAPHS.

                         (a) OTHER BENEFITTED PERSONS. Employee agrees for purposes of this Agreement, the term "Company" includes and inures to the benefit of NCS and its subsidiaries.

                         (b) EXTENSION OF RESTRICTIVE COVENANTS. If a court of competent jurisdiction finds that Employee has violated any of the restrictions or covenants set forth in
                Section 10 of this Agreement, then the parties agree that the period of all restrictions and covenants set forth in Section 10 automatically shall be extended by the number of days that the court determines Employee to have been in violation of such restriction or covenant.

                         (c) REASONABLENESS OF TERMS; SEVERABILITY. Both the Company and Employee stipulate and agree that covenants and other terms contained in this Agreement are reasonable in all respects, including time period, geographical area and scope of restricted activities, and that the restrictions contained herein are designed to protect the Company's business and ensure that Employee does not engage in unfair competition with the Company. In the event that any provision, term or restriction of this Agreement (or portion thereof) shall be held invalid, illegal or otherwise unenforceable in any respect, such provision, term or restriction (or portion thereof) shall be modified or, if necessary, severed and the balance of this Agreement shall continue in full force and effect.

                         (d) NOTICES. All notices or other communications hereunder shall not be binding on either party hereto unless in writing, and delivered to the other party hereto at the following address:

        If to the Company:       UNI-CARE HEALTH SERVICES, INC.
                                 c/o NCS HEALTHCARE, INC.
                                 3201 Enterprise Parkway, Suite 220
                                 Beachwood, Ohio 44122
                                 Attn: President
        If to Employee:          Leon Parker
                                 38 Profile Road
                                 Concord, New Hampshire 03331

                Notices shall be deemed duly delivered upon hand delivery thereof at the above addresses or two days after deposit thereof in the United States mails, postage prepaid, certified or registered mail. Either party may change its address for notice by delivery of written notice thereof in the manner provided.

                (e) WAIVER. Failure of any party hereto to insist upon strict compliance with any of the terms, covenants and conditions hereof shall not be deemed a waiver or relinquishment of any similar right or power hereunder at any subsequent time.

                (f) BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the Company, its successors or assigns, and Employee and his heirs, executors, administrators, and legal representatives. Employee shall not have any right to anticipate, alienate or assign any of his rights or obligations under this Agreement, and any effort to do so shall be null and void.

                (g)      ENTIRE AGREEMENT; AMENDMENT.    THE PARTIES HERETO
        ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT,
        AND AGREE TO BE BOUND BY ITS TERMS. The parties further acknowledge this Agreement to be the complete and final understanding between them, superseding any existing employment or similar agreement and all other contracts or proposals, oral or written, and any and all other communications between them relating to the subject matter of this Agreement. Except as provided herein, this Agreement cannot be amended, modified or supplemented in any respect except by a subsequent written agreement entered into by the parties.

                (h) EFFECTIVE DATE. Upon execution by the parties, this Agreement shall be deemed effective as of May 15, 1996.

        INTENDING TO BE LEGALLY BOUND, the parties or their duly authorized representatives have signed this Agreement.


                                        UNI-HEALTH SERVICES, INC.,
                                        a New Hampshire corporation

                                By:  /s/ Kevin B. Shaw
                                    --------------------------------

                                Its:     President
                                    --------------------------------

                                                "Company"

                                    /s/ Leon Parker
                                    --------------------------------
                                    Leon Parker



                                                "Employee"

                                 EXHIBIT "A"


                           FISCAL 1997 BONUS PLAN



                                 LEON PARKER
                                 -----------

        EBIT-A  %(1)       Dollar Amount(2)
        ------------       ----------------
          10%-<11%             $10,000

          11%-<12%             $13,000

          12%-<13%             $16,000

          13%-<14%             $20,000

          14%-<15%             $25,000

           15%- >              $30,000

(1)EBIT-A= earnings before interest, taxes and amortization

(2)The maximum bonus is $30,000.


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